                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                             -----------------------

                                    FORM 8-K/A
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                             -----------------------

       Date of Report (Date of earliest event reported) December 28, 2005

                       THE TRACKER CORPORATION OF AMERICA
       (Exact name of registrant as specified in its governing instrument)

               Delaware                 000-25718          86-0767918
    --------------------------------   ----------    -----------------------
     (STATE OR OTHER JURISDICTION      COMMISSION       (I.R.S. EMPLOYER
    OF INCORPORATION OR ORGANIZATION)    FILE NO.     IDENTIFICATION NUMBER)

                          860 Dension Street, Unit 9
                        MARKHAM, ONTARIO, CANADA  L3R 4H1
                                 (416) 628-2903
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ /     Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

/ /     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

/ /     Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

/ /     Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01:     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

(a) J L Stephan Co, P.C. resigned as the independent accountants for THE TRACKER
CORPORATION OF AMERICA (the "Registrant") effective December 28, 2005.

In connection with the audits of the two most recent fiscal years ended MARCH
31, 2004 and 2005 and the subsequent period through December 28, 2005 there were no disagreements with J L Stephan Co, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit reports of J L Stephan, P.C. on the financial statements of the
Registrant for the years ended March 31, 2004 and 2005, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. The Independent Auditor's Report stated
that the Registrant's financial statements raised substantial doubt about any adjustments that might result from the outcome of this uncertainty. Please refer to the Registrant's Form 10-K for year ending MARCH 31, 2005.

The decision by J L Stephan Co, P.C. to resign was a result of one of its members, John Morse, leaving the firm.

Following Mr. Morse's departure, the Registrant has been advised that the firm will concentrate its practice of providing accounting related services to individuals and privately held businesses.

b) On March 21, 2006 the Registrant engaged the accounting firm of Ronald N.
Silberstein, C.P.A, P.L.L.C. to act as its independent accounting firm, as successor to J.L. Stephan Co., P.C. The Registrant has not consulted Ronald N.
Silberstein, C.P.A, P.L.L.C. regarding any accounting principles or disagreements with its former independent accountants.

ITEM 9.01.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) and (b) Financial Statements (c) Shell company transactions.

        None

(d) Exhibits

16.2 Letter from J L Stephan Co, P.C. dated December 28, 2005, addressed to the
Securities and Exchange Commission. Filed Herewith.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 30, 2006

                                     THE TRACKER CORPORATION OF AMERICA

                                         BY  /S/  Jay Stulberg
                                         --------------------------------
                                                  Jay Stulberg
                                                  PRESIDENT